Goodwill	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Goodwill
14.	Goodwill

Million US dollar	31 December 2021	31 December 2020
Acquisition cost
Balance at end of previous year	123 702	128 119

Effect of movements in foreign exchange	(5 456)	(4 723)
Acquisitions through business combinations	—	185
Transfers (to)/from intangible assets	18	—
Hyperinflation monetary adjustments	196	120

Balance at end of the period	118 461	123 702

Impairment losses
Balance at end of previous year	(2 731)	(5)

Effect of movements in foreign exchange	66	(226)
Impairment losses	—	(2 500)

Balance at end of the period	(2 665)	(2 731)

Carrying amount
at 31 December 2020	120 971	120 971

at 31 December 2021	115 796

The carrying amount of goodwill was allocated to the different cash-generating units as follows:

Million US dollar	31 December 2021	31 December 2020
United States	33 607	33 552
Rest of North America	2 114	2 105
Mexico	12 062	12 446
Colombia	15 344	17 748
Rest of Middle Americas	22 769	24 036
Brazil	3 280	3 521
Rest of South America	1 173	1 061
Europe	2 244	2 444
South Africa	10 231	11 110
Rest of Africa	5 287	4 990
China	3 387	3 291
Rest of Asia Pacific	3 717	4 059
Global Export and Holding Companies	582	608

Total carrying amount of goodwill	115 796	120 971

Goodwill, which accounted for approximately 53% of AB InBev total assets as at 31 December 2021, is tested for impairment at the cash-generating unit level (that is one level below the operating segments). The cash-generating unit level is the lowest level at which goodwill is monitored for internal management purposes. Except in cases where the initial allocation of goodwill has not been concluded by the end of the initial reporting period following the business combination, goodwill is allocated as from the acquisition date to each of AB InBev’s cash-generating units that are expected to benefit from the synergies of the combination whenever a business combination occurs.
2021 impairment testing
AB InBev completed its annual impairment test for goodwill and concluded that, based on the assumptions described below, no impairment charge was warranted.
The company cannot predict whether an event that triggers impairment will occur, when it will occur or how it will affect the value of the asset reported. Goodwill impairment testing relies on a number of critical judgments, estimates and assumptions. AB InBev believes that all of its estimates are reasonable: they are consistent with the company’s internal reporting and reflect management’s best estimates. However, inherent uncertainties exist that management may not be able to control. If the company’s current assumptions and estimates, including projected revenues growth rates, competitive and consumer trends, weighted average cost of capital, terminal growth rates, and other market factors, are not met, or if valuation factors outside of the company’s control change unfavorably, the estimated fair value of goodwill could be adversely affected, leading to a potential impairment in the future.
During its valuation, the company ran sensitivity analysis for key assumptions including the weighted average cost of capital and the terminal growth rate, in particular for the valuations of Colombia, South Africa and Rest of Africa cash-generating units that show the highest invested capital to EBITDA multiple. In the sensitivity analysis performed by management during the annual impairment testing in 2021, an adverse change of 1% in WACC
or
terminal growth rate would not cause a cash-generating unit’s carrying amount to exceed its recoverable amount. While a change in the estimates used could have a material impact on the calculation of the fair values and trigger an impairment charge, the company, based on the sensitivity analysis performed is not aware of any reasonably possible change in a key assumption used that would cause a cash-generating unit’s carrying amount to exceed its recoverable amount.
Impairment testing methodology
The company performed its annual goodwill impairment test at cash-generating unit level, which is the lowest level at which goodwill is monitored for internal management purposes.
AB InBev’s impairment testing methodology is in accordance with IAS 36
Impairment of Assets
, in which
fair-value-less-cost-to-sell
and value in use approaches are taken into consideration. This consists in applying a discounted cash flow approach based on acquisition valuation models for the cash-generating units showing an invested capital to EBITDA multiple above 9x and valuation multiples for the other cash-generating units.
The key judgments, estimates and assumptions used in the discounted cash flow calculations were generally as follows:

•
In the first three years of the model, cash flows are based on AB InBev’s
1-year
plan as approved by key management and management assumptions for the following 2 years. The three-year plan model is prepared per cash-generating unit and is based on external sources in respect of macro-economic assumptions, industry, inflation and foreign exchange rates, past experience and identified initiatives in terms of market share, revenue, variable and fixed cost, capital expenditure and working capital assumptions;

•
For the subsequent seven years of the model, data from
the strategic
 plan is
extrapolated generally using simplified assumptions such as macro-economic and industry assumptions, variable cost per hectoliter and fixed cost linked to inflation, as obtained from external sources;

•
Cash flows after the first
ten-year
period are extrapolated generally using expected annual long-term GDP growth rates, based on external sources, in order to calculate the terminal value, considering sensitivities on this metric;

•	Projections are discounted at the unit’s weighted average cost of capital (WACC), considering sensitivities on this metric;

•	Cost to sell is assumed to reach 2% of the entity value based on historical precedents.
For the main cash generating units, the terminal growth rate applied generally ranged between 2% and 5%.
The WACC applied in US dollar nominal terms were as follows:

Cash-generating unit	31 December 2021	31 December 2020
Colombia	6%	6%
Rest of Middle Americas	10%	9%
South Africa	8%	7%
Rest of Africa	10%	10%
Rest of Asia Pacific	6%	6%
Goodwill impairment testing relies on a number of critical judgments, estimates and assumptions. AB InBev believes that all of its estimates are reasonable: they are consistent with the company’s internal reporting and reflect management’s current best estimates. However, inherent uncertainties exist, including the rate of recovery of the countries following the
COVID-19
pandemic, and other factors that management may not be able to control. If the company’s current assumptions and estimates, including projected revenues growth rates, competitive and consumer trends, weighted average cost of capital, terminal growth rates, and other market factors, are not met, or if valuation factors outside of the company’s control change unfavorably, the estimated fair value of goodwill could be adversely affected, leading to a potential further impairment in the future.
Although AB InBev believes that its judgments, assumptions and estimates are appropriate, actual results may differ from these estimates under different assumptions or market or macro-economic conditions.
2020 impairment testing
In the second quarter of 2020, the company recognized a 2.5 billion US dollar non-cash
goodwill impairment charge. The
COVID-19
pandemic resulted in a sharp contraction of sales during the second quarter of 2020 in many countries in which the company operates. The decline in performance resulting from the
COVID-19
pandemic was viewed as a triggering event for impairment testing in accordance with IAS 36
Impairment of Assets
. The 2020 interim impairment test considered three scenarios for recovery of sales for the tested cash-generating units: a base case (which the company deemed to be the most likely case at the time of the interim impairment test), a best case and a worst case. Based on the results of the interim impairment test, the company concluded that no goodwill impairment was warranted under the base and best case scenarios. Nevertheless, under the worst case scenario ran with higher discounts rates to factor the heightened business risk, the company concluded that the estimated recoverable amounts were below their carrying value for the South Africa and Rest of Africa cash-generating units. As a consequence, management determined that it was prudent, in view of the uncertainties, to record an impairment charge of 2.5 billion US dollar applying a 30% probability of occurrence of the worst-case scenario.
The company did not recognize any additional impairment of goodwill based on the results of its annual impairment testing conducted in the fourth quarter of 2020.